                                  EXHIBIT 10.10

                      SEVENTH AMENDMENT TO CREDIT AGREEMENT


         SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of April 12, 2002, among CD&L, INC. (f/k/a Consolidated Delivery & Logistics, Inc.), a Delaware corporation (the "Borrower"), and the financial institutions party to the Loan Agreement referred to below (the "Lenders"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Loan Agreement referred to below.

                              W I T N E S S E T H :
                               - - - - - - - - - -


         WHEREAS, the Borrower and the Lenders are parties to the Loan Agreement, dated as of January 29, 1999 (as amended, modified and/or supplemented through, but not including, the date hereof, the "Loan Agreement"); and

         WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Loan Agreement as herein provided;

         NOW, THEREFORE, it is agreed:

         1. Section 1.04(a) of the Loan Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 1.04(a) in lieu thereof:

                  "(a) The Borrower's obligation to pay the principal of, and interest on, the Loan made to it by each Lender, shall be evidenced by a promissory note substantially in the form of Exhibit A, with blanks appropriately completed in conformity herewith (each, a "Note" and, collectively, the "Notes").".

         2. Section 1.04 of the Loan Agreement is hereby further amended by (i) deleting the text "Non-PIK Note" appearing in clause (b) of said Section and inserting the text "Note" in lieu thereof, (ii) deleting clause (c) of said
Section in its entirety and (iii) redesignating clause (d) of said Section as clause (c) of said Section.

         3. Section 1.05(a) of the Loan Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 1.05(a) in lieu thereof:

                  "(a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Loan from the date such Loan is made until the maturity thereof (whether by acceleration or otherwise) at a rate which shall at all times be equal to 12.0% per annum; provided that notwithstanding the foregoing, in the event that the Senior Debt Refinancing Date shall not have occurred on or prior to June 15, 2002, during the period commencing on March 30, 2002 and ending on the Senior Debt Refinancing Date, the Borrower agrees to (and shall) pay to each Lender interest in respect of the unpaid principal amount of each such Loan made by such Lender at a rate equal to 15.0% per annum.".

         4. The Lenders hereby (i) waive any Event of Default that may have arisen under Section 7.01 of the Loan Agreement solely as a result of the Borrower's failure to pay the incremental interest on the Loans required to be paid as a result of the application of the proviso to Section 1.05(a)(I) of the Loan Agreement (as in effect immediately prior to the Seventh Amendment Effective Date referred to below) (i.e., 3.0% per annum) and (ii) agree that, notwithstanding anything to the contrary contained in said Section 1.05(a)(I), during (and only during) the period commencing on January 15, 2002 and ending on the Seventh Amendment Effective Date, the unpaid principal amount of each Loan shall (subject to the immediately succeeding proviso) be deemed to have borne interest at a rate equal to 12.0% per annum; provided however, that during the period commencing on March 30, 2002 and ending on the Seventh Amendment Effective Date, the unpaid principal amount of each Loan may bear interest at a rate equal to 15.0% per annum as, and to the extent, required by the proviso to
Section 1.05(a) of the Loan Agreement (as amended by this Amendment).

         5. Section 1.05(b) of the Loan Agreement is hereby amended by deleting each reference in said Section to the text "1.05(a)(I)" and inserting the text "1.05(a)" in lieu thereof.

         6. Section 1.05(c) of the Loan Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 1.05(c) in lieu thereof:

                  "(c) Accrued and unpaid interest shall be payable (i) monthly in arrears on the last Business Day of each month (or, in the case of the increased portion of accrued and unpaid interest accruing during (and only during) the period commencing on March 30, 2002 and ending on June 28, 2002 as a result of the application of the proviso appearing in Section 1.05(a) (i.e., 3.0% per annum on the unpaid principal amount of each Loan during such period), June 28, 2002), (ii) on any repayment (on the amount repaid), (iii) at maturity (whether by acceleration or otherwise) and (iv) after such maturity, on demand.".

         7. Section 2.02(f) of the Loan Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:


        "Scheduled Repayment Date                     Amount
         ------------------------                     ------
        May 15, 2002                                 $250,000
        August 15, 2002                              $250,000".



         8. Notwithstanding anything to the contrary contained in Section 5.13 or 6.02 of the Loan Agreement, neither the Borrower nor any of its Subsidiaries shall be permitted to consummate a Permitted Acquisition (it being understood and agreed by the parties hereto that this Section 8 shall replace and supersede in all respects Section 4 of the Sixth Amendment and Waiver, dated as of November 19, 2001, among the Borrower and the Lenders, with such previous
Section 4 to have no force and effect on and after the Seventh Amendment Effective Date (as defined herein)).

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         9. Section 6.07 of the Loan Agreement is hereby amended by deleting the table set forth in said Section in its entirety and inserting the following new table in lieu thereof:

        "Fiscal Quarter Ended                                       Ratio
         --------------------                                       -----
        March 31, 2002                                            5.50:1.0
        June 30, 2002                                             5.85:1.0
        September 30, 2002                                        5.50:1.0
        December 31, 2002                                         4.75:1.0

        March 31, 2003                                            3.25:1.0
        June 30, 2003                                             3.25:1.0
        September 30, 2003                                        3.25:1.0
        December 31, 2003                                         3.25:1.0

        March 31, 2004                                            3.00:1.0
        June 30, 2004                                             3.00:1.0
        September 30, 2004                                        3.00:1.0
        December 31, 2004                                         3.00:1.0

        March 31, 2005                                            3.00:1.0
        June 30, 2005                                             3.00:1.0
        September 30, 2005                                        3.00:1.0
        December 31, 2005                                         3.00:1.0".


         10. Section 6.08 of the Loan Agreement is hereby amended by deleting the table set forth in said Section in its entirety and inserting the following new table in lieu thereof:

        "Fiscal Quarter Ended                                       Ratio
         --------------------                                       -----
        March 31, 2002                                            0.65:1.0
        June 30, 2002                                             0.75:1.0
        September 30, 2002                                        0.75:1.0
        December 31, 2002                                         0.95:1.0

        March 31, 2003                                            1.25:1.0
        June 30, 2003                                             1.25:1.0
        September 30, 2003                                        1.25:1.0
        December 31, 2003                                         1.25:1.0

        March 31, 2004                                            1.25:1.0
        June 30, 2004                                             1.25:1.0
        September 30, 2004                                        1.25:1.0
        December 31, 2004                                         1.25:1.0

        March 31, 2005                                            1.25:1.0
        June 30, 2005                                             1.25:1.0
        September 30, 2005                                        1.25:1.0
        December 31, 2005                                         1.25:1.0".


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         11. Section 6.09(b) of the Loan Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 6.09(b) in lieu thereof:

                  "(b) The Borrower will not permit the amount of Consolidated EBITDA for any period of four consecutive fiscal quarters (in each case, taken as one accounting period) ending on a date set forth below to be less than the amount set forth opposite such date below:

        Fiscal Quarter Ended                                         Amount
        --------------------                                         ------
        March 31, 2002                                             $5,250,000
        June 30, 2002                                              $4,850,000
        September 30, 2002                                         $5,150,000
        December 31, 2002                                          $5,900,000

        Last day of each fiscal quarter of the Borrower ended     $6,200,000".
        after December 31, 2002




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         12. The definition of "Consolidated EBITDA" appearing in Section 8.01 of the Loan Agreement is hereby amended by deleting the text "Sections 6.07 and 6.08" appearing in said definition and inserting the text "Sections 6.07, 6.08 and 6.09(b)" in lieu thereof.

         13. The definition of "Loan" appearing in Section 8.01 of the Loan Agreement is hereby amended by (x) deleting the text "(i)" appearing in said definition and (y) deleting clause (ii) appearing in said definition in its entirety.

         14. The definition of "Pro Forma Basis" appearing in Section 8.01 of the Loan Agreement is hereby amended by deleting the text "excluding calculations of compliance with Section 6.09(b)" appearing in said definition.

         15. Section 8.01 of the Loan Agreement is hereby further amended by (x) deleting the definitions of "Final Compliance Date," "Financial Covenant Compliance Date," "Minimum Consolidated Net Worth", "Note," "Non-PIK Note," "PIK Portion," "Quarterly Payment Date" and "Subsequent Loan PIK Note" appearing in said Section and (y) inserting the following new definitions in alphabetical order:

                  "Cash Availability" shall mean, as at any date of determination, the sum of (i) the cash and Cash Equivalents held by the Borrower and its Subsidiaries on such date plus (ii) the aggregate amount of unutilized commitments actually available under the Credit Agreement (or any successor agreement thereto permitted hereunder) on such date (for such purposes, determined after giving effect to any default or event of default thereunder (and any other provision therein) which may limit the availability of such commitments to the Borrower).

                  "Minimum Consolidated Net Worth" shall mean (I) as at any date of determination on or prior to December 31, 2002, $3,400,000 and (II) as at any date of determination after December 31, 2002, an amount equal to the sum of (i) 70% of the Shareholders' Equity as at September 30, 1998 plus (ii) 50% of Cumulative Consolidated Net Income at such date plus (iii) the aggregate cash proceeds (net of underwriting discounts and commissions) received by the Borrower after the Effective Date from issuances of equity of the Borrower less (iv) any dividends on the capital stock of the Borrower theretofore declared but not yet paid, but only to the extent not already deducted when determining the amount specified in clause (i) above.

                  "Note" shall have the meaning provided in Section 1.04(a).

                  "Senior Debt Refinancing Date" shall mean the date upon which the Credit Agreement (including any successor Credit Agreement entered into pursuant to a Permitted Refinancing) shall have been amended to permit, and this Agreement shall have been amended on terms satisfactory to the Lenders to provide for, (i) a repayment of Loans hereunder in an aggregate principal amount of $1,000,000 on the date of such amendment and (ii) additional mandatory repayments of Loans hereunder on the last Business Day of March, June, September and December for the fiscal years of the Borrower ended December 31, 2003, December 31, 2004 and December 31, 2005 in an amount equal to the Scheduled Repayment Amount determined at the respective date of repayment.



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


                  "Scheduled Repayment Amount" shall mean, at any time, (i) in the event the Cash Availability at such time is less than $2,000,000, $187,500, (ii) in the event the Cash Availability at such time is equal to or greater than $2,000,000 but less than $4,000,000, $250,000 and
         (iii) in the event the Cash Availability at such time is equal to or greater than $4,000,000, $312,500.

         16. Section 10.07(a) of the Loan Agreement is hereby amended by deleting the text "Sections 6.07 and 6.08" appearing in said Section and inserting the text "Sections 6.07, 6.08 and 6.09(b)" in lieu thereof.

         17. The Loan Agreement is hereby amended by (x) redesignating Exhibit A-1 thereto as "Exhibit A" and (y) deleting Exhibit A-2 thereto in its entirety.

         18. The Borrower, for its part, acknowledges and agrees that any failure by it to make a payment in accordance with the requirements of Section 2.02(f) of the Loan Agreement shall give rise to an Event of Default under
Section 7.01 of the Loan Agreement, notwithstanding any prohibition on such payment contained in the Credit Agreement (whether as a result of an "event of default" under the Credit Agreement or otherwise).

         19. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Loan Agreement or any other Loan Document.

         20. In order to induce the Lenders to enter into this Amendment, each Loan Party hereby remises, releases and forever discharges, and by these presents do for their Subsidiaries (direct or indirect), and for themselves and their predecessors, successors, affiliates and assigns (each, a "Releasor"), remise, release and forever discharge, each Lender, and their predecessors, affiliates, subsidiaries (direct or indirect), successors, assigns, participants, officers, directors, shareholders, partners, employees or agents, of and from all manner of actions at law or equity, all causes of action for damages, costs, debts, sums of money, accounts, bills, rights of indemnity, breach of contract, provision of labor or materials, loss of use, loss of services, expenses, compensation, consequential or punitive damages, equitable subordination, avoidance of preferential or fraudulent transfers, or any other thing whatever, arising by virtue of actions taken, actions omitted to be taken or the occurrence of any other event on or prior to the Seventh Amendment Effective Date, relating in any way to (i) this Amendment, the Loan Agreement, the Obligations or any other Loan Document, (ii) any claims (including, without limitation, for contribution or indemnification) which have or could have arisen out of any of the transactions contemplated by this Amendment or the Loan Documents or any other proceedings that have been brought or may be brought by any party hereto or to any Loan Document or any third party relating to the Loan Documents or the transactions contemplated thereby, (iii) any acts, transactions or events that are the subject matter of this Amendment or the Loan Documents or
(iv) the prosecution of any claims or any settlement negotiations which such Releasor ever had, now or which it, its Subsidiaries (direct or indirect), or its successors or assigns hereafter can, shall or may have against any Lender, and their predecessors, affiliates, Subsidiaries (direct or indirect), successors, assigns, participants, officers, directors, shareholders, partners, employees or agents, by reason of (with respect to each of clauses (i)-(iv) above) any matter, cause or thing whatsoever on or prior to the Seventh Amendment Effective Date relating to this Amendment or the Loan Documents; provided, however, that nothing herein shall be construed or deemed to release any covenants or agreements contained herein or in any Loan Document so long as such Loan Document shall remain in full force and effect.

         21. Each Loan Party hereby acknowledges and agrees that the Obligations are not subject to avoidance, defense, objection, action, counterclaim or setoff, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally. The Obligations constitute legal, valid and binding obligations of each Loan Party, enforceable in accordance with the terms of the Loan Documents and pursuant to applicable law, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and subject to the limitations imposed by general equitable principles (regardless whether such enforceability is considered in a proceeding at law or in equity). Furthermore, no Loan Party will use any of its cash or other assets to object to or contest in any manner, or raise any objections, counterclaims or defenses to, the validity or enforceability of the claims of the Lenders, or to investigate or assert any claims or causes of action arising on or prior to the Seventh Amendment Effective Date against the Lenders.

         22. Except as expressly set forth in this Amendment, each of the undersigned hereby acknowledges and agrees that the execution and delivery by the Lenders of this Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate the Lenders to forbear or execute similar agreements under the same or similar circumstances in the future, (ii) to modify, relinquish or impair any right of the Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment, (iii) to waive any right of the Lenders to receive interest at an increased rate as a result of any Events of Default that may occur under the Loan Agreement, (iv) to obligate the Lenders to make or agree to make any extension of credit, (v) to obligate the Lenders in any way to forbear from individually or collectively enforcing remedies under the Loan Agreement or any other Loan Document in any manner or (vi) a commitment from any of the Lender to forbear or "stand still". Except as expressly set forth in this Amendment, no past or future forbearance on the part of any of the Lenders should be viewed as a limitation upon or waiver of the absolute right and privilege of the Lenders in exercising rights and remedies that currently exist or may exist after the Seventh Amendment Effective Date.

         23. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Lenders.

         THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         24. This Amendment shall become effective on the date (the "Seventh Amendment Effective Date") when (i) the Borrower and each of the Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Lenders at the Notice Office and (ii) the Borrower shall have paid all of the outstanding legal fees and expenses of White & Case LLP, counsel to the Lenders.

         25. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Seventh Amendment Effective Date, immediately after giving effect to this Amendment, and (ii) on the Seventh Amendment Effective Date, after giving effect to this Amendment, all representations and warranties contained in the Loan Agreement and in the other Loan Documents are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date).

         26. From and after the Seventh Amendment Effective Date, all references in the Loan Agreement and each of the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as modified hereby.

                                      * * *


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


         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                   CD&L, INC.



                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                   PARIBAS CAPITAL FUNDING LLC



                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                  EXETER VENTURE LENDERS L.P.

                                  By:  Exeter Venture Advisors, Inc., as its
                                         general partner

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:



                                  EXETER CAPITAL PARTNERS IV, L.P.

                                  By:  Exeter IV Advisors, L.P., as its general
                                         partner

                                  By:  Exeter IV Advisors, Inc. as its general
                                         partner



                                  By:
                                      -----------------------------------------
                                      Name:
                                      Title:

Each of the undersigned, each being a Subordinated Guarantor (as defined in the Loan Agreement referenced in the foregoing Amendment) under the Loan Agreement referenced in the foregoing Amendment, hereby consents to the entering into of the Amendment and agrees to the provisions thereof and makes the representations, agreements and acknowledgments set forth therein (including, without limitation, those set forth in Sections 20, 21 and 22 thereof).


                                 CLICK MESSENGER SERVICE, INC.,
                                     as a Guarantor

                                 By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                 KBD SERVICES, INC.,
                                     as a Guarantor

                                 By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                 OLYMPIC COURIER SYSTEMS, INC.,
                                     as a Guarantor

                                 By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                 SECURITIES COURIER CORPORATION,
                                     as a Guarantor

                                 By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                 SILVER STAR EXPRESS, INC.,
                                     as a Guarantor

                                 By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                 CD&L AIR FREIGHT, INC.,
                                     as a Guarantor

                                 By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                 CLAYTOM/NATIONAL COURIER SYSTEMS, INC.,
                                     as a Guarantor

                                 By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                 LIBERTY TRANSFER CORP.,
                                     as a Guarantor

                                 By:
                                     --------------------------------------
                                     Name:
                                     Title: